                                                                   EXHIBIT 10.13


                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement is dated as of February 27, 1998 by and among Pacific Rim Entertainment, Inc., a Delaware corporation (the "Company") and The Trust of Daniel J. and Mary G. Vahalla, Gary Gwin, Maureen Gaare and Daniel Grube (collectively the "Holders"), the sole shareholders of Solsource Computers, Inc., a California corporation ("Acquiree").

                              W I T N E S S E T H:

         WHEREAS, the Company and Holders are parties to an Agreement and Plan of Merger dated as of February 27, 1998 (the "Merger Agreement") pursuant to which Acquiree has elected to effectuate a merger with a newly formed subsidiary of the Company (the "Merger");

         WHEREAS, pursuant to the Merger, the Holders are to receive certain shares of the Company's $.01 par value common stock (the "Common Stock");

         WHEREAS, the parties hereto desire to set forth their agreement concerning the registration under the Securities Act of 1933, as amended, of the Common Stock issued to the Holders in connection with the Merger.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT

         1.       Definitions.

                  (a) "Closing" shall mean that date upon which a closing of the Merger occurs.

                  (b)      "Company" shall mean Pacific Rim Entertainment, Inc.

                  (c) "Exchange Act" shall mean the Securities Exchange Act of 1934.

                  (d)      "Holders" shall mean The Trust of Daniel J. and Mary
G. Vahalla, Gary Gwin, Maureen Gaare and Daniel Grube, the former shareholders of Solsource Computers, Inc. who have received, and may receive subsequent to the date hereof, shares of the Company's Common Stock pursuant to the Merger.

                  (e) "Merger" shall mean the Merger of Solsource Acquisition Corp., a newly formed, wholly owned subsidiary of the Company, into Acquiree pursuant to the terms of the Merger Agreement entered into on February __, 1998.

                  (f) "Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

                  (g) "Registration Statement" shall mean the Registration Statement of the Company filed with the SEC pursuant to the provisions of
Section 2 of this Agreement which covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such Registration Statement, including any pre- and post-effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

                  (h) "Restricted Stock" shall mean all or any shares of Common Stock or other equity securities of the Company that may be issued to the Holders pursuant to subparagraphs 1.3(a)(ii) and 1.3(a)(iii) of the Merger Agreement, and any additional shares of Common Stock or other equity securities of the Company issued or issuable after the date hereof in respect of any such securities (or other equity securities issued in respect thereof) by way of a stock dividend or stock split, in connection with a combination, exchange, reorganization, recapitalization or reclassification of Company securities, or pursuant to a merger, division, consolidation or other similar business transaction or combination involving the Company; provided that: as to any particular shares of restricted stock, such securities shall cease to constitute restricted stock (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, or (ii) when and to the extent such securities are permitted to be distributed pursuant to Rule 144 (or any successor provision to such Rule) under the Securities Act or are otherwise freely transferable to the public without further registration under the Securities Act.

                  (i) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any relevant time.

                  (j) "SEC" shall mean the United States Securities and Exchange Commission.

                  (k) "Trading Day" shall mean any day on which the New York Stock Exchange is open for trading.

         Capitalized terms used in this Registration Rights Agreement and not otherwise defined herein shall have the same meaning ascribed thereto in the Merger Agreement.

         2.       Shelf Registration.

                  (a) The Company shall use it best efforts to prepare and file, not later than the sixtieth (60th) day following the first anniversary of the Closing of the Merger, a Registration Statement with the SEC and use its best efforts to, as promptly as possible have such Registration Statement declared effective for the purpose of facilitating the public resale of fifty percent (50%) of the Restricted Stock; provided, however, if there are no shares of Restricted

Stock issued pursuant to subparagraph 1.3(a)(iii) of the Merger Agreement, then all shares of Restricted Stock shall only have such registration rights as are identified at subparagraph 2(b) below.

                  (b) The Company shall use its best efforts to prepare and file, not later than the sixtieth (60th) day after the second anniversary of the Closing of the Merger, a Registration Statement with the SEC and use its best efforts to, as promptly as possible, have such Registration Statement declared effective for the purpose of facilitating the public resale of the remaining Restricted Stock, which was not otherwise registered pursuant to subparagraph 2(a) above.

                  (c) Notwithstanding anything to the contrary contained herein, the Company's obligation in subparagraphs 2(a) and 2(b) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement filed under the Securities Act. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock. Furthermore, the Company shall not be restricted in any manner from including within the Registration Statement the distribution, issuance or resale of any of its or any other securities.

                  (d) Each Holder of Restricted Stock shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the ninety (90) days prior to the commencement of any primary offering to be undertaken by the Company of shares of its own common stock (the "Primary Offering"), which may also include other securities, and ending 180 days after completion of any such Primary Offering, unless the Company, in the case of a non-underwritten offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agree.

                  (e) Except with respect to the shares of Common Stock permitted to be sold by the Holders pursuant to subparagraphs 2(a) and 2(b) above, the remainder of the shares of the Company's Common Stock acquired (or to be acquired) by the Holders pursuant to the Merger may not, without the written consent of the Company, be subject to any transfer, disposition, sale or encumbrance for a period of twenty-four (24) months from the Closing of the Merger.

         3. Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Company shall:

                  (a) prepare and file with the Commission a Registration Statement with respect to the Restricted Stock in the manner set forth at Paragraph 2 hereof and use its best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective for that period identified in subparagraph 3(g) hereafter;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in subparagraph

3(g) below and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the Holders' intended method of disposition set forth in such Registration Statement for such period;

                  (c) furnish to the Holders and to each underwriter, if any, such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus), as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

                  (d) use its best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the securities or blue sky laws of such jurisdictions as the Holders, or, in the case of an underwritten public offering, the managing underwriter shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) immediately notify the Holders under such Registration Statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made;

                  (f) make available for inspection by the Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holders, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                  (g) for purposes of subparagraphs 3(a) and 3(b) above, the period of distribution of Restricted Stock shall be deemed to extend until the earlier of: (A) in an underwritten public offering of all of the Restricted Stock, the period in which each underwriter has completed the distribution of all securities purchased by it; (B) in any other registration, the period in which all shares of Restricted Stock covered thereby shall have been sold; and
(C) a period of two (2) years from the effective date of the first Registration Statement filed by the Company with the SEC pursuant to this Agreement.

                  (h) if the Common Stock of the Company is listed on any securities exchange or automated quotation system, the Company shall use its best efforts to list (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable) the Restricted Stock covered by such Registration Statement on such exchange or automated quotation system;

                  (i) enter into normal and customary underwriting arrangements or an underwriting agreement and take all other reasonable and customary actions if the Holders sell their shares of Restricted Stock pursuant to an underwriting (however, in no event shall the Company, in connection with such underwriting, be required to undertake any special audit of a fiscal period in which an audit is normally not required);

                  (j) notify the Holders if there are any amendments to the Registration Statement, any requests by the SEC to supplement or amend the Registration Statement, or of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

                  (k) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.

         4.       Expenses.

                  (a) For the purposes of this Paragraph (4), the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with paragraph (2) of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, "blue sky" fees, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of the sale of Restricted Stock.

                  (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statement filed pursuant to paragraph (2) of this Agreement. All Selling Expenses in connection with any Registration Statement filed pursuant to paragraph (2) of this Agreement shall be borne by the participating Holders in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

         5.       Obligations of Holders.

                  (a) In connection with each registration hereunder, each selling Holder will furnish to the Company in writing such information with respect to such seller and the securities held by such seller, and the proposed distribution by him or them as shall be reasonably requested by the Company in order to assure compliance with federal and applicable state securities laws, as a condition precedent to including such seller's Restricted Stock in the Registration Statement. Each selling Holder also shall agree to promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances then existing.

                  (b) In connection with each registration pursuant to this Agreement, the Holders whose shares are included therein will not effect sales thereof until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, the Holders included in said Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

         6.       Information Blackout.

                  At any time when a Registration Statement effected pursuant to Paragraph 2 relating to Restricted Stock is effective, upon written notice from the Company to the Holders that the Company has determined in good faith that sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, the Holders shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies the Holders that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such Registration Statement may otherwise be resumed.

         7.       Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, each Holder of Restricted Stock, its officers and directors and each Person who controls such Holder (within the meaning of the Securities
Act) against all losses, claims, damages, liabilities and expenses joint or several, to which an Indemnified person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) arises out of or is based upon (a) any alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (b) any alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or other blue sky laws applicable to the Company in connection with such registration, except insofar as the same are caused by or contained in any information furnished to the Company by such Holder for use therein or by such Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same.

                  (b) In connection with any Registration Statement in which a Holder of Restricted Stock is participating, each such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished by such Holder; provided that the obligation to indemnify shall be individual, not joint and several, for each Holder and shall be limited to the net amount of proceeds received by such Holder from the sale of Restricted Stock pursuant to such Registration Statement.

                  (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

         8.       Miscellaneous Provisions.

                  (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (b) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders.

                  (d) Notices. All communications under this Agreement shall be sufficiently given if delivered by hand or by overnight courier or mailed by registered or certified mail, postage prepaid, addressed,

                           (i)      if to the Company, to:

                                    Mr. Jack Leadbeater
                                    Chief Executive Officer
                                    Pacific Rim Entertainment, Inc.
                                    1661 Camelback Road, Suite 245
                                    Phoenix, Arizona  85016
                                    Telephone Number: (602) 241-5782
                                    Telecopy Number: (602) 274-1295

                                    with a copy to:

                                    Stephen M. Cohen, Esquire
                                    Buchanan Ingersoll, P.C.
                                    Eleven Penn Center
                                    1835 Market Street, 14th Floor
                                    Philadelphia, PA  19103
                                    Telephone Number: (215) 665-3873
                                    Telecopy Number: (215) 665-8760

                           (ii)     if to the Holders, to the address identified
on the books and records of the Company;

                                    with a copy to:

                                    Michael J. Kinkelaar, Esquire
                                    Procopio, Cory, Hargreaves & Savitch LLP
                                    530 B Street, 21st Floor
                                    San Diego, California  92101-4469
                                    Telephone Number (619) 515-3250
                                    Telecopy Number (619-235-0398

or, at such other address as any of the parties shall have furnished in writing to the other parties hereto.

                  (e) Successors and Assigns; Holders as Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, and the agreements of the Company herein shall inure to the benefit of the Holders and their respective successors and assigns.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Entire Agreement; Survival; Termination. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

ATTEST:                            PACIFIC RIM ENTERTAINMENT, INC.

By:_____________________________   By: Jack Leadbeater
                                      ___________________________
                                        Name:
                                        Title:

                                   The Trust of Daniel J. and Mary G. Vahalla

                                   Gary Gwin
                                   ___________________________________
                                   Gary Gwin


                                   Maureen Gaare
                                   -----------------------------------
                                   Maureen Gaare


                                   Daniel Grube
                                   ___________________________________
                                   Daniel Grube